**FORBEARANCE, CONVERSION & ACCOMMODATION AGREEMENT**

**THIS FORBEARANCE, CONVERSION & ACCOMMODATION AGREEMENT** (the "Agreement") is made and entered into by and among **Puget Technologies, Inc.**, a publicly held Nevada corporation ("Puget") subject to reporting requirements under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and **Qest Consulting Group, Inc.**, a Colorado corporation ("Qest"; Puget and Qest being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

**PREAMBLE:**

**WHEREAS**, Qest is an Affiliate of Puget which serves as its strategic consultant and has suggested that Puget negotiate with its creditors for conversion of their Puget debts into Puget equity, both in the form of shares of its Common Stock and in shares of Puget's Class B Convertible Preferred Stock; and

**WHEREAS**, Qest has in the past invested in Puget's 8% Convertible Notes and is currently also, from time to time, loaning Puget funds or assisting Puget to obtain funds required to reactivate its operations, become current in its reporting obligations to the Commission, file tax returns and pay off existing debts; and

**WHEREAS**, on November 14, 2016, at Puget's request, Qest made available to Union Capital LLC, a New York limited liability company (and, at the time, a holder of Puget 8% Convertible Notes in default), 5,000,000 shares of Puget's Common Stock owned by Qest then valued at $0.0024 per share (a total of $12,000) pursuant to an agreement to treat such transaction as a $12,000 loan to Puget yielding interest at the rate then paid for Puget's 8% Convertible Notes (the "Union Capital Loan"), which interest, as of November 30, 2020, is $10,936.14 (a total due Qest of $22.936.14); and

**WHEREAS**, Puget has asked that Qest convert the two 8% Convertible Notes it currently holds and the Union Capital Loan into a set number of shares of Puget's Common Stock in order to reduce its existing debt and to facilitate the audit of Puget's financial statements required for it to comply with its Exchange Act reporting obligations but to defer receipt of the subject shares until Puget next increases its authorized capitalization; and

**WHEREAS**, Qest is also the holder of 2,366,482 shares of Puget's Class B Convertible Preferred Stock obtained when its principals, Hermann Burckhardt and Thomas Jaspers, who are also principals of Puget, agreed to convert approximately $2,241,279 in debt owed to them by Puget into such stock, notwithstanding its restricted nature under federal and state securities laws and the fact that no market for such stock existed, and further, Messrs. Burckhardt and Jaspers agreed to contribute all such Class B Convertible Preferred Stock to Qest in exchange for Qest's deferral of rights to cash compensation under its current consulting Agreement with Puget; and

**WHEREAS**, Puget has requested that Qest agree to a modification in the attributes of its Class B Convertible Preferred Stock so that conversions thereof into shares of Puget's Common Stock not be undertaken until on and after January 1, 2022.

**WHEREAS**, Qest is agreeable to the foregoing in order to assist Puget and its stockholders, on the terms and conditions hereinafter set forth:

**NOW, THEREFORE**, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

**WITNESSETH:**

**ARTICLE I: DEFINITIONS**

The following terms or phrases, as used in this Agreement, shall have the following meanings:

A. 8% Convertible Notes: a series of one year notes yielding interest during the first year at the annual rate compounded monthly of 8% and after maturity, at the annual rate compounded monthly of 18% unless declared in default, whereupon the annual interest rate compounded monthly would increase to 24%, convertible into Puget Common Stock at 57.5% of the average of the three lowest closing bid prices of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which Puget's shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange"), for the fifteen prior trading days including the day upon which a Notice of Conversion is received by Puget provided that if Puget experiences a DTC "Chill" on its shares, the conversion price shall be decreased to 47.5% instead of 57.5% while that "Chill" is in effect.

B. Accredited Investor: An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D.

C. Affiliate: Defined in Rule 405 of the Securities Act as a "person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with," an issuer.

D. Blue Sky Laws: State laws, rules and regulations governing transaction in securities.

E. Capital Stock: The generic term for common and preferred stock.

F. Class B Convertible Preferred Stock: For the purpose of this Agreement, the term "Class B Convertible Preferred Stock" shall mean (I) the class of capital stock designated as Class B Convertible Preferred Stock in the Certificate of Designation filed by Puget with the Nevada Department of State, or (ii) any other class of stock resulting from successive changes or reclassifications of such capital stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

G. Commission: The United States Securities and Exchange Commission.

H. Common Stock: Puget's common stock, $0.001 par value, of which there are currently 4,990,000,000 shares authorized but with previously authorized stockholder consent to increase its total authorized capital to 10,000,000,000 shares, $0.001 par value comprising a combination of common and preferred stock with preferences to be designated by Puget's board of directors.

I. Converted Debt: the two Puget 8% Convertible Notes currently held by Qest, together with accrued interest thereon, as of the date of this Agreement.

J. Covered Shares: The shares of Puget Common Stock to be issued to Qest pursuant to conversion of the Converted Debt.

K. Exchange Act Reports: The reports on Commission Forms 10-K, 10-Q and 8-K that Puget is required to file pursuant to Sections 13 and 15(d) and of the Exchange Act.

L. Exchange Act: The Securities Exchange Act of 1934, as amended.

M. Puget Stock: the shares of Common Stock being issued hereby in exchange for the 8% Convertible Notes.

N. Securities Act: The Securities Act of 1933, as amended.

O. Union Capital Loan: A loan made on November 14, 2016 to Puget by Qest in order to settle claims by Union Capital LLC, a New York limited liability company involving 5,000,000 shares of Puget's Common Stock owned by Qest then valued at $0.0024 per share (a total of $12,000) pursuant to an agreement to treat such transaction as a $12,000 loan to Puget yielding interest at the rate then paid for Puget's 8% Convertible Notes, which interest, as of November 18, 2020, is $10,936.14 (a total due Qest of $22.936.14).

## ARTICLE II: PUGET'S REQUESTS WITH RESPECT TO CONVERSIONS

A. Subject to the conditions precedent and subsequent referred to in the Preamble of this Agreement, hereby incorporated by reference herein, if Qest converts its 8%Convertible Notes and the Union Capital Loan on the same terms as other noteholders and using the formula for conversion included in the subject notes, conversion would be as follows, as of November 30, 2020:

| Loan Date | Principal | 10% increase in principal after non-timely payment | Accrued Interest | Total due as of November 18, 2020 | Shares of Common Stock to be Issued |
|---|---|---|---|---|---|
| June 26, 2015 | $21,845.07 | $2,186.51 | $25,375.23 | $49,496.81 | 859,214,092 |
| July 31, 2015 | $20,000.00 | $2,000.00 | $24,311.23 | $46,406.23 | 805,412,706 |
| November 14, 2016 | $12,000.00 | Not applicable | $10,936.14 | $22,936.14 | 398,090,278 |
| Totals | $53,845.07 | $4,186.51 | $60,620.60 | $118,839.18 | 2,062,717,076 |

B. Notwithstanding the foregoing, Puget is requesting that Qest convert its 8% Convertible Notes and the Union Capital Loan at par value ($0.001 per share), a much higher conversion price resulting in the issuance of much less Common Stock, *i.e.*, a total of only 118,839,180 instead of 2,062,717,076 shares, or only approximately 5.76% of what it is entitled to receive on conversion, and further, that it defer conversion thereof until Puget has increased its authorized Common Stock sufficiently to meet such commitment.

## ARTICLE III: PUGET'S REQUESTS WITH RESPECT TO CLASS B CONVERTIBLE PREFERRED STOCK

A. Puget is also requesting that Qest agree to a modification in the attributes of the Class B Convertible Preferred Stock so that conversions thereof into shares of Puget's Common Stock not be undertaken until on and after January 1, 2022.

B. In conjunction with the foregoing, Puget acknowledges that modification of the attributes of the Class B Convertible Preferred Stock requires the consent of a majority of the holders thereof and

also, amendments to the related certificate of designation filed with the Secretary of State of the State of Nevada and of Puget's Articles of Incorporation, and Puget hereby represents, warrants and certifies that pursuant to prior resolutions of Puget's stockholders and as authorized by Puget's articles of incorporation, it has heretofore obtained all required authorization and consent to effect the foregoing proposed modifications, subject only to Qest's consent.

**ARTICLE IV: COVENANTS, AGREEMENTS AND CONDITIONS**

A. Qest is again willing to sacrifice its own interests in order to assist Puget but, as a condition to complying with Puget's request that it convert its 8% Convertible Notes the Union Capital Loan as described in Article II above and agree to a change in the attributes of the Class B Convertible Preferred Stock as described in Article III , it requires that Puget hereby agree that none of the Puget Class B Convertible Preferred Stock will be subject to a reduction in number, for example, as a result of a reverse stock split, nor will the conversion formula applicable to conversion of Class B Convertible Preferred Stock for shares of Puget's Common Stock be affected by any reduction in the number of shares of such Common Stock, for example, as a result of a reverse stock split of the Common Stock, without the prior written approval of the holders of a majority of the shares of Class B Preferred Stock.

B. Puget hereby agrees to the foregoing condition and based on such agreement, Qest hereby agrees to the revision in the conversion formula applicable to its 8% Convertible Notes specified in Article II above, to deferral of such conversion rights as described in subsection C below, and, to the modification in the attributes of its Class B Convertible Preferred Stock so that conversions thereof into shares of Puget's Common Stock not be undertaken until on and after January 1, 2022 as described in Article III above.

C. Because, as heretofore indicated, Puget currently has insufficient authorized but unissued and unreserved Common Stock to permit conversion of the 8% Convertible Notes held by Qest and the Union Capital Loan, or to permit conversion of the Class B Convertible Preferred Stock and meet other anticipated requirements for issuance of its Common Stock, the Parties hereby agree that Qest will defer conversion of its 8% Convertible Notes and the Union Capital Loan and agree to the aforedescribed modification in the attributes of the Class B Convertible Preferred Stock until Puget's authorized capitalization is next increased in an amount sufficient to authorize issuance thereof; *provided, however*, that because Puget has already received stockholder authorization for such increase and because, as currently amended and restated, its articles of incorporation (copies of which are available on the Commission's EDGAR website) permit increase in Puget's capitalization by its board of directors without requiring further stockholder consent, Qest is hereby granted the irrevocable right to have Puget increase its capitalization as required for delivery of the Puget Stock to Qest at such time as Qest, in its sole discretion sees fit, subject only to provision to Puget of ten business days prior written notice in the manner hereinafter provided for provision of notice.

D. Based on the foregoing, Puget hereby agrees to immediately amend the certificate of designation for its Class B Convertible Preferred Stock and the related provisions of its articles of incorporation dealing with the attributes of its Class B Convertible Preferred Stock to effect the foregoing in the form set forth in the instruments of amendment and restatement annexed hereto and made a part hereof as exhibit IV.

## ARTICLE V: RESTRICTED NATURE OF SECURITIES TO BE ISSUED UPON CONVERSION

A. The conversions reflected in the foregoing Articles may be effected without registration under the Securities Act or State Blue Sky Laws based on the exemption from registration provided by Section 3(a)(9) of the Securities Act and comparable provisions of State Blue Sky Laws.

B. The Parties hereby represent, warrant and covenants as follows:

1. The Parties are familiar with the requirements of Section 3(a)(9) of the Securities Act and in conjunction with the anticipated conversions, the Parties acknowledge that no additional compensation of any kind has been or will be paid to or received by anyone whatsoever;

2. Qest acknowledges that it is an Affiliate of Puget and has, based on its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for it in particular;

6. a. Qest understands that the offer and issuance of Puget Stock is being made in reliance on Qest' representation that it has reviewed the Puget Exchange Act Reports, including that contained in exhibits filed with such reports.

   b. Qest is fully aware of the material risks associated with becoming an investor in Puget and confirm that it was previously informed that all documents, records and books pertaining to this investment were available from Puget and that all documents, records and books pertaining to this transaction requested by them have been made available to them;

6. Because of Qest´s status as an Affiliate of Puget and as its strategic consultant, it has had an opportunity to ask questions of and receive answers from the officers of Puget concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of Puget and related matters;

5. Qest has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to above as well as to supplement the information in the Exchange Act Reports.

6. Qest has represented to Puget that it has the general ability to bear the risks of the subject transaction and that it is a suitable investor for a private offering and Qest hereby affirms the correctness of such information to Puget, including, without limitation, the representations in the form of the investment letter annexed hereto and made a part hereof as exhibit V-B.6;

7. Qest acknowledges and is aware that:

   a. The Puget Stock is a speculative investment with no assurance that Puget will be successful, or if successful, that such success will result in realization of capital gains by Qest on disposition of the Puget Stock; and

PUGET TECHNOLOGIES, INC.
1200 North Federal Highway, Suite 200-A; Boca Raton, Florida 33432; 1 561 2108535 information.puget@gmail.com

b. The Puget Stock to be issued to Qest may not be registered under the Securities Act or under any state securities laws, accordingly Qest may have to hold it indefinitely and may not be able to liquidate, pledge, hypothecate, assign or transfer it.

8. Prior to conversion and resale, Qest will obtain an opinion from its legal counsel to the effect that after an examination of the transactions associated therewith and the applicable law, no action needs to be taken by either Qest or Puget in conjunction therewith; and

9. That unless the subject securities are first registered with the Commission under Section 5 of the Securities Act or exempt from such requirement by applicable provisions of federal and state securities laws:

a. The certificates for the Puget Stock will bear restrictive legends and Puget's transfer agent will be instructed not to transfer the subject securities unless they have been registered pursuant to Section 5 of the Securities Act or an opinion of counsel to Qest satisfactory to legal counsel to Puget has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act, the Exchange Act and any applicable state or foreign laws.

b. The legend shall read as follows: "*The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 3(a)(9) of such Act and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws or the transaction is demonstrated to be exempt from such requirements to Puget's satisfaction.*"

10. *Notwithstanding the foregoing*, the Parties acknowledge that Qest has held the 8% Convertible Notes and the Union Capital Loan for a period in excess of four years and that pursuant to the legal hypothesis known as the four one and a half exemption, it could have elected to convert the notes and the Union Capital Loan into free trading shares of common stock in the same manner that the other holders of Puget's 8% Convertible Notes have done (some pursuant to court orders), subject to volume limitation and manner of sale restrictions applicable to Puget insiders, and the Parties agree that subject to compliance with applicable legal requirements at the time the Puget Stock is delivered to Qest and at the time Qest elects to transfer it, it will be subjected to requirements no more stringent than those imposed on the other holders of Puget's 8% Convertible Notes.

## ARTICLE VI: GENERAL PROVISIONS

### 6.1 Interpretation.

A. When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated.

B. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

C. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

D. The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

E. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

F. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

**6.2 Notice.**

A. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(1) To Puget: Puget Technologies, Inc., 1200 North Federal Highway, Suite 200-A; Boca Raton, Florida 33432, USA. Phone 561 210 8535. information.puget@gmail.com

(2) Qest: Qest Consulting Group, Inc., 1200 North Federal Highway, Suite 200; Boca Raton, Florida 33432, USA. Phone 561 210 8535. information@questco.com

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

B. At the request of any Party, notice will also be provided by overnight delivery or e-mail, provided that a transmission receipt is retained.

**6.3 Merger of All Prior Agreements Herein.**

A. This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

B. All prior agreements dealing with the subject matter of this Agreement, whether written or oral, are merged herein and shall be of no force or effect.

C. Without limiting the generality of the foregoing, all the agreements referenced in the recital to this Agreement are hereby merged herein.

**6.4 Survival.**

The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

**6.5 Severability.**

If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

**6.6 Governing Law.**

This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Florida (other than those regulating Taxation and choice of law).

**6.7 Indemnification.**

A. Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

B. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

**6.8 Dispute Resolution.**

A. In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

B. In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

(1) Mediation

(a) First, the issue shall be submitted to mediation before a mediation service in Palm Beach County, Florida to be selected by lot from four alternatives to be provided, two by Qest and two by Puget.

(b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

(2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Palm Beach County, Florida to be selected by lot, from four alternatives to be provided, two by Qest and two by Puget.

(3) Expenses

(a) Expenses of mediation shall be borne equally by the Parties, if successful.

(b) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

(c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

**6.9 Benefit of Agreement.**

The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

**6.10 Further Assurances.**

The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

**6.11 Counterparts.**

A. This Agreement may be executed in any number of counterparts.

B. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

C. Execution by exchange of internet transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original

version of this Agreement which shall be the document filed with the Commission in under the Exchange Act.

**6.12 License**

A. This Agreement is derived from a form developed by Qest which claims property rights in this form of agreement which the Parties have recognized and agreed to protect.

B. Qest grants the Parties and their counsel a non-royalty bearing right and license to copy to use, modify and adapt this form of agreement for any purpose specifically relating to this Agreement.

C. The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Qest's prior written permission is prohibited.

D. The Parties acknowledge that Qest is not a law firm, brokerage firms or regulated entity of any kind and that it has not provided the Parties with any advice concerning this Agreement, but rather, has indicated that each Party should consult its own legal counsel.

E. The Parties hereby agree that this Agreement will not be more strictly construed based on its authorship.

IN WITNESS WHEREOF, Puget and Qest has caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

*Signed, sealed and delivered*
*In Our Presence:*

PUGET TECHNOLOGIES, INC.

______________________________

{Corporate Seal}

______________________________

By: ______________________________
Hermann Burckhardt, President

Dated: November 30, 2020

Attest: ______________________________
Thomas Jaspers, Secretary

QEST CONSULTING GROUP, INC.

______________________________

{Corporate Seal}

______________________________

By: ______________________________
Hermann Burckhardt, President

Dated: November 30, 2020

Attest: ______________________________
Thomas Jaspers, Secretary

**Exhibit V-B.6**
**Qest' Investment Letter**

**QEST CONSULTING GROUP, INC.**
A Colorado corporation

***East Coast Operations:***
1200 North Federal Highway
Suite 200
Boca Raton, Florida 33432

***International Operations:***
*Edificio Fundadores*
Décimo Piso
Carrera 23 Número 32-28
Manizales, Caldas, Colombia170001

***West Coast Operations:***
4675 South Yosemite Street
Unit 204
Denver Colorado 8023
Contact Telephone Number: 1 561 210 8535
Website: http://qestco.com/, email: info@qestco.com

Hermann Burckhardt
*President and Chief Executive Officer*

Thomas Jaspers
*Secretary, Treasurer and Chief Financial Officer*

[Date to be determined upon increase of Puget's authorized Common Stock and exercise of related conversion rights]

Hermann Burckhardt
President
Puget Technologies, Inc.
1200 North Federal Highway,
Boca Raton, Florida 33432

Email information.puget@gmail.com

Re.: Conversion of Puget's Obligations for Puget's Securities

Dear Mr. Burckhardt:

Qest Consulting Group, Inc., a Colorado corporation ("Qest") hereby certifies and warrants to Puget Technologies, Inc., a publicly held Nevada corporation ("Puget") subject to reporting requirements under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that it is exchanging the two Puget 8% Convertible Notes and the Union Capital Loan it has held since 2016 for 118,839,180 shares of Puget's Common (the "Puget Stock,") in reliance on the exemptive provisions of Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act").

I hereby certify on behalf of Qest under penalty of perjury that upon receipt of the Puget Stock, Quest will be acquiring it for its own account for investment purposes without any immediate intention of selling or distributing all or any part thereof except in the form of permissible distributions to its beneficiaries and as permitted under applicable securities laws, taking into account that pursuant to the above referenced

Section 3(a)(9), the exchanged shares should be deemed as already having been held by Qest for more than four years.

Quest hereby represents and warrants that as an Affiliate of Puget, it qualifies as an accredited investor (as that term is defined in rule 501(a) of Regulation D promulgated under authority of the Securities Act) and that it is sophisticated in financial affairs, or has relied on the advice of someone sophisticated in financial affairs, and is able to bear the economic risks of this investment and does not have any reason to anticipate any change in its circumstances, financial or otherwise, nor any other particular occasion or event which should cause it to sell or distribute, or necessitate or require the sale or distribution of the Puget Stock. In amplification of the foregoing, no one other than Qest and its stockholders will have any beneficial interest in the Puget Stock.

I further certify that Qest has consulted with its legal counsel who, after having been apprized by us of all the material facts surrounding this transaction, opined to us, for the benefit of Puget, that this transaction was being effected in full compliance with the applicable securities laws of its state of domicile.

We agree that we will in no event sell or distribute any of the Puget Stock unless in the opinion of Puget's counsel (based on an opinion of its legal counsel) the Puget Stock may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Puget Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

Qest is fully aware that the Puget Stock is being offered and issued by Puget in reliance on the exemption provided by Section 3(a)(9) or the Securities Act which exempts the exchange of securities by an issuer solely for its existing securities with its existing securities holders without additional compensation, based on our certifications and warranties as Qest.

In connection with the foregoing, in the event the shares are not registered with the Commission under Section 5 of the Securities Act or exempt from such requirements under applicable federal and state laws, Qest consents to Puget legending the certificates representing the Puget Stock to indicate Qest's then current investment intent and the restriction on transfer contemplated hereby and to Puget's placing a "stop transfer" order against the Puget Stock in Puget' securities transfer books until the conditions set forth herein shall have been met.

We acknowledge by our execution hereof that as Affiliates, we have had access to Puget's Exchange Act Reports, books, records and properties, and have inspected the same to our full and complete satisfaction prior to acquisition of the Puget Stock and that because of our experience in business and investments, it is competent to make an informed investment decision with respect thereto on the basis of our inspection of Puget's records and questioning of Puget's officers.

We further certify that our domicile is located at the addresses set forth in the Conversion Agreement.

Very truly yours,

**Qest Consulting Group, Inc.**

Thomas Jaspers
*Director, Secretary, Treasurer and Chief Financial Officer*